COLUMBUS,INDIANA
Annual Meeting of Shareholders
April 25, 2006

There’s no bank like Home.
Slide 2
Except for the historical information contained in this presentation, the matters discussed may be deemed to be forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of
1995, that involve risks and uncertainties, including changes in economic conditions in Home Federal’s market area, changes in policies of regulatory agencies, fluctuations in interest rates, demand for loans in Home Federal’s market area, competition, changes in accounting policies, real estate values, and legislation, and other economic, competitive, governmental, regulatory and technological factors affecting our operations, pricing, products and services.  Actual strategies and results in future periods may differ materially from those currently expected.  These forward-looking statements represent Home
Federal’s judgment as of the date of this presentation.  Home Federal disclaims, however, any intent or obligation to update these forward-looking statements.
Forward Looking Statements

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Slide 3

Company Profile
●
A brief history of Home Federal Bancorp (HOMF)
●
Founded in 1908
●
Public company since 1988
●
Converted from a Federally Chartered Savings Bank to a State Chartered Commercial Bank December 31, 2001
●
De Novo expansion into Indianapolis market beginning in December 2003
●
Total Assets of $850 million as of December 31, 2005
●
3,785,657 shares outstanding as of March 13, 2006
●
Operate 19 banking locations in Central and Southeastern Indiana
Exhibit 99.1

There's no bank like Home.
Slide 4
Why Invest in Home Federal Bancorp?
HOMF (Nasdaq)
●
Strategies are consistent with enhancement
in Shareholder Value
●
Investments to provide a base for future franchise growth have been completed
●
Growth in retail deposit base funding higher quality assets
●
Consistent share repurchase program and attractive dividend yield
●
Outlook for core earnings growth is positive
●
Credit quality is strong

COLUMBUS,INDIANA
Management Team

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Slide 6
Management Team
John K. Keach, Jr., Chairman, President and CEO – 54
John K. Keach, Jr. was appointed Chairman of the Board in 1999 and has been President and CEO of HomeFederal since 1994.  Prior to that, he was President and Chief Operating Officer from 1988 to 1994.
     He has spent his entire banking career in various positions at
     HomeFederal beginning in 1974.

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Slide 7
Management Team
S. Elaine Pollert, Executive Vice President - 46
S. Elaine Pollert was appointed Executive Vice President in 1998 and is currently responsible for overseeing HomeFederal’s operations including HR, Marketing, Information Technology, consumer loan operations, deposit operations and the call center.  Prior to that, she was Senior Vice President of Retail Banking from 1996 to 1998 and
Vice President of Branch Administration from 1989 to 1996.  She has spent her entire banking career in various positions at HomeFederal beginning in 1986.

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Slide 8
Management Team
Charles R. Farber, Executive Vice President - 56
Charles R. Farber has been employed by HomeFederal as Executive
Vice President since March 2002.  He is currently responsible for overseeing HomeFederal’s Commercial Lending department and
Investment Advisory department which includes trust and
brokerage.  He is also responsible for management of HomeFederal’s
Indianapolis franchise.  Prior to joining HomeFederal, he served as a
Law Firm Administrator for an Indianapolis law firm.  Prior to that, he served for 28 years at Peoples Bank and Trust Company in
Indianapolis with his final position being Executive Vice President –
Commercial Lending.

There's no bank like Home.
Slide 9
Management Team
Mark T. Gorski, Executive Vice President and CFO - 41
Mark T. Gorski has been employed by HomeFederal as Executive Vice
President and CFO since July 2005.  Prior to joining HomeFederal, he was employed in various roles by Fifth Third Bank.  From June 2003 to June 2005, he served as Senior Vice President and Director of
Private Client Services in Indianapolis.  From June 2002 to June 2003,
he served as Vice President/Financial Planning and Analysis at the
Corporate headquarters in Cincinnati.  From October 1997 to June
2002, he was Senior Vice President and CFO for Fifth Third Bank,
Central Indiana.  He began his career in public accounting where he worked for Crowe Chizek and Company, LLP for 11 years.

There's no bank like Home.
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Jackson
Bartho-lomew
Decatur
Ripley
Jennings
Jefferson
Scott
Washington
Johnson
Marion
Home Federal Market Area

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Total Deposit Market ($MM)        219         680       227       2,427       492       392       263        457       16,836
HomeFederal Deposits ($MM)      74          187        22         237         46         33         21           4            22
Market Share Rank                      1            1           4            2            6          3           4            5            22
HomeFederal Branches                2            3           1            6            2          1           1            1             2
June 2005 FDIC data
Deposit Market Share

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Slide 12
Strategic Changes
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Conversion to Commercial Bank Charter
●
Focus on expansion of commercial and small business lending
●
Shift earning asset mix
●
Develop robust credit administration function
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De Novo Expansion into Indianapolis
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Growth market contiguous to existing footprint
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Market familiarity resulting from long standing commercial real estate lending activities

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Slide 13
Strategic Changes
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Enhance the Management Team
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Commercial bank experience
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Commercial lending expertise
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Experience with growth oriented commercial banking franchises
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Enhance Product Offerings
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Commercial and public entity deposit enhancements
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New consumer deposit account offerings
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Consumer loan product enhancements
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Pricing Strategies
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Redesign pricing strategies for all deposit types

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Slide 14
Overall Impact of Strategic Changes
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Positive Earning Asset Mix Shift
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Positive Funding Mix Shift
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More Sustainable and Less Volatile
Fee Income Sources
●
Expense Increases

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Slide 15
Industry Challenges for 2006
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Margins will be a challenge
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Rising rates
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Flat or inverted yield curve
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Competition for loans and deposits will further compress spreads
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Mortgage origination volumes are expected
to decrease
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Concerns regarding consumer credit quality
●
Challenging regulatory environment
requiring significant focus

There's no bank like Home.
Slide 16
Industry Challenges – Impact on HomeFederal
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Margins will be a challenge
●
Net interest margin should remain consistent with current levels during 2006
●
Mortgage origination volumes are expected to decrease
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Should result in lower mortgage fee income and reductions in mortgage loan balances outstanding
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Concerns regarding consumer credit quality
●
Consumer credit quality remains strong – no significant impact expected
●
Challenging regulatory environment
requiring significant focus
●
Infrastructure in place should be adequate to handle changes that may occur – no significant impact expected

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Slide 17
Residential Mortgage Lending Activities
           Gain on Sale of       Mortgage Loan
                 Mortgage Loans          Originations
2000           $   .720                    $145.0
2001           $ 1.975                    $178.0
2002           $ 5.393          $358.7
2003           $ 7.628          $420.8
2004           $ 2.651          $181.4
2005           $ 1.539          $122.7

There's no bank like Home.
Slide 18
Current Strategic Objectives
●
Increased Awareness and Growth in
the Indianapolis Market
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Consistently Increase Profitability and
Shareholder Value
●
Grow Loans and Deposits
●
Increase Non-Interest Income
●
Regulatory Compliance

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Slide 19
Increase Awareness and Growth in the
Indianapolis Market
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Hired Head of Commercial Lending with 28 years banking
experience in Indianapolis March 2002
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Opened 1st Branch December 2003
●
Opened 2nd Branch January 2005
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Hired 2 commercial lenders and 1 commercial analyst
with Indianapolis market experience during 2005
●
Purchase of brokerage business November 2005
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Relocation of commercial real estate lender with existing
$150 million loan portfolio from Columbus to Indianapolis
January 2006

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Slide 20
Increase Awareness and Growth in the
Indianapolis Market
●
Why Indianapolis
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Location contiguous to current footprint and
knowledge of the market made Indianapolis a
logical choice
●
Indianapolis Market Highlights:
●
29th largest metropolitan area in the U.S.
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Highest percentage population growth between
1990-2000 of any major Midwest city
●
Ranks 7th best city for running a small business
●
Ranks 4th best city to expand or relocate a
business
●
Consistently ranks as one of the cleanest and
safest cities in the nation

There's no bank like Home.
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Increase Awareness and Growth in the
Indianapolis Market
Summary financial information for our Indianapolis market as of March 31,
2006
●
Total Loans              $ 210 million
●
Total Deposits           $   33 million
●
Total Brokerage AUM     $   60 million
●
Total Employees               18

There's no bank like Home.
Slide 22
Markets Outside Indianapolis
●
Southeast Indiana markets have lower growth
rate potential than Indianapolis.  However, these
markets offer several long term advantages:
●
Lower start up costs have resulted in major investments by
large companies in recent years
●
Our long standing reputation in these markets results in a very loyal customer base
●
Competition in smaller markets is generally less fierce than large cities
●
Our deposit market share provides a lower cost funding source

There's no bank like Home.
Slide 23
Major Companies In Home Federal
Market Area, excluding Indianapolis
●
Cummins
●
Hillenbrand
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WalMart Distribution
●
Valeo Sylvania
●
Dorel Juvenile Group (Cosco Inc)
●
Aisin USA
●
NTN Driveshaft
●
Toyota Forklift

There's no bank like Home.
Slide 24
Consistently Increase Profitability and
Shareholder Value
●
Enhance Earnings Per
Share
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Increase net income
●
Strive for more
consistent sustainable
core earnings
●
Stock buyback program

There's no bank like Home.
Slide 25
Consistently Increase Profitability and
Shareholder Value
●
Manage Credit Quality
●
Maintain robust
credit administration
function
●
Actively manage credit quality of new
originations

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Slide 26
Loans in $millions
Grow Loans and Deposits
●
Focus Loan Growth
in the following
areas:
●
Commercial
●
Small Business
●
Home Equity
●
Emphasis away from Mortgage Lending:
●
Fierce national pricing competition
●
Industry expectations
for decline in overall
volume levels

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Slide 27
2005
2001
Earning Asset Mix Shift

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Slide 28
Success is dependent on competitive products combined with a superior customer experience
Deposits in $millions
Grow Loans and Deposits
Deposit Growth Strategies
●
Established markets
●
Increase share of our existing
customers’ total deposits
●
Public Entity growth -  leveraging
relationships along with product
enhancements
●
Indianapolis market
●
Gather market share through
promotion of competitive product
offerings
●
Develop strategies for
commercial customers (courier,
remote capture)

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Slide 29
2004
2005
Funding Mix Shift

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Slide 30
2001
2005
Funding Mix Shift

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Slide 31
Impact of Mix Shift on Net Interest Margin

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Slide 32
Increase Non-Interest Income
●
Focus on enhancement of consistent
sustainable sources of income
●
Deposit fees – new overdraft privilege product
offering
●
Brokerage fees – purchase of book of business in
Indianapolis
●
Reduce reliance on Mortgage Banking
income

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Slide 33
Fees in $000
Fee Income  Trends

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CAGR
Deposit Fees                    12%
Investment Advisor         21%
Total                                     7%
Fees in $000
Fee Income  Trends
excluding Mortgage Banking Fees

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Slide 35
Cost of Strategic Changes
●
Additional cost
associated with the
following:
●
2 branch offices in Indianapolis
●
Increased size of commercial lending staff
●
Enhanced commercial
credit administration
function
●
Additional compliance and
SOX requirements

There's no bank like Home.
Slide 36
Data Source: SNL Financial
MW = select midwest banks     HP = select high performing banks     IN Banks = select Indiana banks
Comparable Group Analysis
Components of Efficiency Ratio

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Slide 37
Capital Management Strategy
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Future Capital Needs
●
Support growth objectives
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More capital needed to support commercial banking activities
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Dividends
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Provide return to shareholders
●
Anticipated dividend payout ratio 40-45%
●
Stock Buyback Program
●
Consistent program of repurchases over the last several years
●
Enhance value to shareholders

There's no bank like Home.
Slide 38
Why Invest in Home Federal Bancorp?
HOMF (Nasdaq)
●
Strategies are consistent with enhancement
in Shareholder Value
●
Investments to provide a base for future franchise
growth have been completed
●
Growth in retail deposit base funding higher quality
assets
●
Consistent share repurchase program and attractive
dividend yield
●
Outlook for core earnings growth is positive
●
Credit quality is strong

COLUMBUS,INDIANA
Appendix:  Financial Highlights

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Slide 40
Highlights of Consolidated Balance Sheets (000’s)

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Highlights of Consolidated Balance Sheets (000’s)

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Slide 42
Highlights of Consolidated Statements of Income

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Slide 43
Highlights of Consolidated Statements of Expense